                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                          DATE OF REPORT:  JANUARY 30, 1997
                          (Date of earliest event reported)



                             TENET HEALTHCARE CORPORATION
                (Exact name of Registrant as specified in its charter)



     NEVADA                            I-7293                   95-2557091
(State of Incorporation)        (Commission File No.)         (IRS Employer
                                                            Identification No.)


                  3820 STATE STREET, SANTA BARBARA, CALIFORNIA 93105
             (Address of principal executive offices, including zip code)



                                    (805) 563-7000
                 (Registrant's telephone number, including area code)



                                           N/A
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 1997, Tenet Healthcare Corporation ("Tenet") acquired OrNda HealthCorp ("OrNda") on January 30, 1997, in a transaction accounted for as a pooling of interests. The acquisition was accomplished when a wholly owned subsidiary of Tenet was merged with and into OrNda (the "Merger"), leaving OrNda as a wholly owned subsidiary of Tenet.

    Attached hereto as Exhibit 99.1 are (i) Selected Supplemental Financial Information, (ii) Management's Discussion and Analysis of Supplemental Financial Condition and Results of Operations, (iii) Supplemental Consolidated Balance Sheets of Tenet and Subsidiaries as of May 31, 1995 and 1996, and the Related Supplemental Consolidated Statements of Operations, Changes in Shareholders' Equity and Cash Flows for Each of the Three Years in the Period Ended May 31, 1996, (iv) the Notes to Supplemental Consolidated Financial Statements, and (v) the Report of KPMG Peat Marwick LLP. The supplemental consolidated financial statements give retroactive effect to the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         23.1 Consent of KPMG Peat Marwick LLP

         27. Restated Financial Data Schedule for the fiscal years ended May 31, 1996, 1995 and 1994

         99.1 Selected Supplemental Financial Information; Management's Discussion and Analysis of Supplemental Financial Condition and Results of Operations; Supplemental Consolidated Balance Sheets of Tenet and Subsidiaries as of May 31, 1995 and 1996, and the Related Supplemental Consolidated Statements of Operations, Changes in Shareholders' Equity and Cash Flows for Each of the Three Years in the Period Ended May 31, 1996; Notes to Supplemental Consolidated Financial Statements; Report of KPMG Peat Marwick LLP


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                                      SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENET HEALTHCARE CORPORATION



                                       By:  /S/ Scott M. Brown
                                            ----------------------------
                                       Name:   Scott M. Brown
                                       Title:  Senior Vice President

Date:    April 16, 1997


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